UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☑	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

MKS Inc.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check all boxes that apply):

☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

mks MKS INC. 2 TECH DRIVE ANDOVER, MA 01810 Your Vote Counts! MKS INC. 2026 Annual Meeting For holders as of March 3, 2026 Date: May 11, 2026 Time: 10:00 AM ET Location: MKS Inc. 2 Tech Drive Andover, MA 01810 Vote by May 10, 2026 11:59 PM ET V87783-P47762 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders To Be Held on May 11, 2026. You invested in MKS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Meeting. Get informed before you vote View the Annual Report, Notice and Proxy Statement online OR receive a free paper or email copy of the proxy materials by making a request prior to April 27, 2026. If you would like to request a copy of the proxy materials, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. If you want to receive a paper or email copy of the proxy materials, you must request one. Requests, instructions and other inquiries sent to sendmaterial@proxyvote.com will NOT be forwarded to investment advisors of shareholders. This communication only presents an overview of the more complete proxy materials. We encourage shareholders to access and review all of the important information contained in the proxy materials before voting. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* May 11, 2026 10:00 AM Eastern Time MKS Inc. 2 Tech Drive Andover, MA 01810 *Please check the proxy materials for any special requirements for attending and voting at the Meeting. At the Meeting, you will need to request a ballot to vote the shares. You may also vote by mail or by telephone by requesting a free paper copy of the proxy materials as described above and following the instructions on your proxy card.

Vote at www.ProxyVote.com THIS IS NOT A BALLOT. YOU CANNOT USE THIS NOTICE TO VOTE THE SHARES. This is an overview of the proposals being presented at the Meeting. Please follow the instructions on the reverse side to view the proxy materials and to vote on these important matters. Voting Items Board Recommends 1. The election of the three nominees listed below as Directors, each to serve for a one-year term: Nominees: 01) Peter J. Cannone III 02) Joseph B. Donahue 03) Wissam G. Jabre For 2. The approval of the Amended and Restated 2022 Stock Incentive Plan. For 3. The approval, on an advisory basis, of executive compensation. For 4. The ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. For 5. The approval, on an advisory basis, of a Company proposal to reduce the threshold percentage of shareholders required to call a special meeting of shareholders from 40% to 25%. For 6. A shareholder proposal to reduce the threshold percentage of shareholders required to call a special meeting of shareholders from 40% to 10%, if properly presented at the meeting. Against NOTE: To transact such other business as may properly come before the Meeting and any adjournment or postponement of the Meeting. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V87784-P47762